SECURITIES AND EXCHANGE COMMISSION
			Washington, DC  20549

                           FORM 8-K

                   Current Report Pursuant
                 to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                         POWER REIT
       (Exact Name of Registrant as Specified in Its Charter)

                          Maryland
          (State or Other Jurisdiction of Incorporation)



        333-177802                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)


55 Edison Avenue, West Babylon, New York	  11704
(Address of Principal Executive Offices)	(Zip Code)

                              (212) 750-0373
         (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








SECTION 8: OTHER EVENTS

Item 8.01

On May 7, 2012, Power REIT released a press release announcing its release of a shareholder presentation on the Company's website. The presentation provides an overview of the Company's business plan, strong value proposition and key milestones that have been achieved in 2011 and year-to-date 2012.

The presentation is available on Power REIT's corporate website under the "Investor Relations" section at www.pwreit.com.




SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	    Press Release of Power REIT dated May 7, 2012


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:	May 7, 2012

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman